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                                                                     Exhibit 4.1

  COMMON STOCK                     IMANY                     COMMON STOCK

     NUMBER                                                     SHARES

INCORPORATED UNDER                                         SEE REVERSE FOR
THE LAWS OF DELAWARE                                     CERTAIN DEFINITIONS

                                                 CUSIP

THIS CERTIFIES THAT




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER
                                 SHARE OF

                                I-MANY, INC.

transferable on the Books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by Transfer Agent and granted by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                           CERTIFICATE OF STOCK

Dated:

        /s/ Philip St. Germain                          /s/ A. Leigh Powell
              TREASURER                                     PRESIDENT

   COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER AND TRUST COMPANY
                                           TRANSFER AGENT
                                           AND REGISTRAR

BY
                                         AUTHORIZED SIGNATURE



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                                     I-MANY,INC.

The Company is authorized to issue more than one class or series of stock. A copy of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights will be furnished by the Company upon written request and without charge.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM-  as tenants in common
  TEN ENT-  as tenants by these entities
   OT TEN-  the joint tenants with
            right of survivorship and
            not as tenants in common

UNIGIFT MIN ACT-________________________     Custodian_______________________
                        (CUST)                                (MINOR)

under Uniform Gift to Minors Act__________________________
                                          (State)


Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________________ HEREBY SHALL ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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---------------------------------------------------------------------SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                            X
     --------------------------   ---------------------------------------------

                                 X
                                  ---------------------------------------------
                                  NOTICE; THE SIGNATURE(S) TO THE ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:
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                     THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP ON AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17-AD15.

                   CFC NORTHERN BANK NOTE COMPANY, L.L.C.

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